                SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.




                             FORM 8-K

                          CURRENT REPORT




              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                          August 5, 1997



                    ENSERCH EXPLORATION, INC.
        (formerly Lone Star Energy Plant Operations, Inc.)
      (Exact name of Registrant as specified in its charter)



     Texas               1-12108                   75-2421863
(State or other        (Commission             (I.R.S. Employer
jurisdiction of        File Number)           Identification No.)
 incorporation)



4849 Greenville Avenue, Dallas, Texas                  75206-4186
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including Area Code:  214-692-4300



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



Item 2. MERGER WITH ENSERCH EXPLORATION, INC.


     (a) On August 5, 1997, the merger of ENSERCH Corporation ("ENSERCH") and Texas Utilities Company and the related merger of Enserch Exploration, Inc. ("EEX") and Lone Star Energy Plant Operations, Inc. ("LSEPO") were completed. Under the terms of the EEX/LSEPO merger, LSEPO changed its name to "Enserch Exploration, Inc." ("New EEX"), shares of EEX were automatically converted into shares of New EEX on a one-for-one basis in a tax-free transaction, New EEX issued 691,631 shares of common stock to ENSERCH in exchange for outstanding LSEPO common stock and ENSERCH distributed to its shareholders, on a pro rata basis, all of the shares of New EEX common stock it owned. The EEX/LSEPO Merger Agreement was previously filed with the Securities and Exchange Commission in LSEPO's registration statement on Form S-4 dated October 2, 1996, and is hereby incorporated by reference in this report on Form 8-K.

        Under terms of the EEX/LSEPO merger, the number of shares issued by New EEX in exchange for the outstanding LSEPO common stock was determined by dividing $7 million by the average of the closing sales price of EEX common stock for the 15 days preceding the fifth trading day prior to the effective time of the merger, August 5, 1997. Thus, 691,631 shares of New EEX common stock were issued based on $7 million divided by the calculated average of $10.121. In addition, the merger contained a provision fixing LSEPO's merger date working capital at $3.5 million, and LSEPO was required to make a distribution to ENSERCH to adjust working capital to the specified amount.

        EEX has been engaged in the exploration for and the development, production and the sale of crude oil and natural gas since 1918 with domestic activities currently focused in East Texas, the Gulf of Mexico Continental shelf and Deep-Water Gulf of Mexico.

      (b)  Not applicable.

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


Item 7. Financial Statements and Exhibits


      (a)Financial Statements of Business Acquired.

          The following financial statements, together with the independent accountants' report thereon, have previously been filed by EEX (File No. 1-11413) or New EEX (File No. 1-12108) with the Securities and Exchange Commission pursuant to the Exchange Act and are incorporated by reference herein:

          1.   Consolidated Balance Sheets as of December 31, 1996 and
             1995, Statements of Consolidated Operations for the Years Ended December 31, 1996, 1995 and 1994 and Statements of Consolidated Cash Flows for the Years Ended December 31, 1996, 1995 and 1994, all filed in EEX Form 10-K for the year ended December 31, 1996.

          2. Condensed Consolidated Balance Sheet as of June 30, 1997 (unaudited) and Condensed Statements of Consolidated Operations (unaudited) for the six months ended June 30, 1997 and 1996, both filed in New EEX Form 10-Q for the quarter ended June 30, 1997.

      (b)   Pro Forma Financial Information.

          The following unaudited pro forma financial statements give effect to the Merger. The unaudited condensed pro forma balance sheet as of June 30, 1997 is presented as if the Merger had occurred on that date. The unaudited pro forma statements of operations for each of the three years in the period ended December 31, 1996 and the six months ended June 30, 1997 assume that the Merger occurred at the beginning of each period presented. For financial reporting purposes, the Merger will be treated as a combination of entities under common control. Accordingly, the assets and liabilities of EEX and LSEPO will be recorded at their historical amounts.

          The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of EEX and LSEPO and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of EEX, incorporated by
          reference herein.          The unaudited pro forma
          statements of operations are not necessarily indicative of the financial results that would have occurred had the Merger been consummated on the indicated dates, nor are they necessarily indicative of future financial results.

          On June 8, 1995, EEX acquired all of the capital stock of DALEN Corporation ("Dalen"). The acquisition was accounted for as a purchase. See Note (d) to the Unaudited Pro Forma Financial Statements for a summary of pro forma results of operations of New EEX reflecting the DALEN acquisition.

                            NEW EEX

          UNAUDITED CONDENSED PRO FORMA BALANCE SHEET

                         June 30, 1997

                                   Historical  Historical              Pro Forma
                                       EEX       LSEPO     Adjustments  New EEX
                                     -------   ----------  ----------- --------
                                                   (In thousands)
ASSETS
Current Assets
 Cash                            $    2,985     $  606      $           $ 3,591
 Accounts receivable - trade         43,394      3,230                   46,624
 Accounts receivable - affiliated
     companies                        5,263                               5,263
 Temporary advances - affiliated
     companies                                   1,095       (642)(a)       453
 Other                                6,917        131                    7,048
                                    -------     ------       -----        -----
    Total current assets             58,559      5,062       (642)       62,979
                                    -------     ------       -----       ------

Property, Plant and
     Equipment (at cost)
 Gas and oil properties
     (full cost method)           2,497,768                           2,497,768
 Other                               23,104        127                   23,231
                                  ---------     ------     -------     --------
    Total                         2,520,872        127                2,520,999
 Less accumulated
     depreciation
         and amortization         1,131,753         65                1,131,818
                                  ---------     ------      ------    ---------
    Net property, plant
     and equipment                1,389,119         62                1,389,181
                                 ----------     ------     -------    ---------
Other Assets                         15,439         20                   15,459
                                 ----------     ------     -------    ---------
    Total                        $1,463,117     $5,144     $  (642)  $1,467,619
                                 ==========     ======     =======    =========
LIABILITIES AND
     SHAREHOLDERS' EQUITY
Current Liabilities
 Accounts payable - trade          $ 64,355       $287     $         $   64,642
 Temporary advances -
     affiliated companies             2,807                               2,807
 Short term borrowings                5,000                               5,000
 Advances under leasing
     arrangements                     4,760                               4,760
 Current portion of capital
     lease obligations                9,608                               9,608
 Other                               11,667        633                   12,300
                                 ----------       ----      ------    ---------
    Total current liabilities        98,197        920                   99,117
                                 ----------       ----      ------    ---------
Bank Revolving Credit Agreement      90,000                              90,000
                                 ----------      -----      ------    ---------
Capital Lease Obligations           232,826                             232,826
                                 ----------      -----      ------    ---------
Deferred Income Taxes               148,852                             148,852
                                 ----------      -----      ------    ---------
Other Liabilities                    27,531                              27,531
                                 ----------      -----      ------    ---------
Company-Obligated
     Mandatorily Redeemable
     Preferred Securities
       of Subsidiary                150,000                             150,000
                                 ----------      -----      ------    ---------
Common Shareholders' Equity
 Common stock and
     paid in capital                948,790          1        (642)(a)  948,149
 Retained earnings (deficit)       (230,482)     4,223                 (226,259)
 Unamortized restricted
     stock compensation              (2,385)                             (2,385)
 Treasury stock                        (212)                               (212)
                                 ----------     ------      ------    ---------
    Common shareholders' equity     715,711      4,224        (642)     719,293
                                 ----------     ------      ------    ---------
    Total                        $1,463,117     $5,144      $ (642)  $1,467,619
                                 ==========     ======      ======    =========
Pro Forma shares of common
     stock outstanding (b)          126,228        692                  126,920
                                 ==========     ======       =====     =========
See accompanying Notes.

                            NEW EEX

     UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                Six Months Ended June 30, 1997



                                 Historical     Historical       Pro Forma
                                    EEX           LSEPO           New EEX
                                 ----------     ----------       ---------
                                 (In thousands, except per share amounts)
Revenues
 Natural gas                     $  103,651       $            $  103,651
 Oil and condensate                  49,364                        49,364
 Natural gas liquids                  2,791                         2,791
 Cogeneration operations                           5,475            5,475
 Other                                  783                           783
                                  ---------      -------         --------
   Total                            156,589        5,475          162,064
                                  ---------      -------         --------
Costs and Expenses
 Production and operating            25,050                        25,050
 Exploration                          3,758                         3,758
 Depreciation and amortization       55,838                        55,838
 Write down of gas and
     oil properties                 385,200                       385,200
 Unusual charges                      2,183                         2,183
 Cogeneration operations                           5,158            5,158
 General, administrative
     and other                       14,471                        14,471
 Taxes, other than income             8,954                         8,954
                                  ---------      -------         --------
   Total                            495,454        5,158          500,612
                                  ---------      -------         --------

Operating Income (Loss)            (338,865)         317         (338,548)
Other Income (Expense) - Net            (71)          (5)             (76)
Interest Income                          86                            86
Interest and Other
     Financing Costs                (13,085)                      (13,085)
                                  ---------     --------          -------

Income (Loss) Before Income Taxes  (351,935)         312         (351,623)
Income Taxes (Benefit)             (123,181)         109         (123,072)
                                  ---------    ---------         --------

Net Income (Loss)                 $(228,754)        $203        $(228,551)
                                   =========   =========        =========

Net Income (Loss) Per Share       $   (1.82)      $ 0.30        $   (1.80)
                                  =========    =========        =========

Pro Forma Weighted Average
     Shares Outstanding (b)         125,974          692          126,666
                                  =========   ==========        ==========



See accompanying Notes.

                                  -5-




                            NEW EEX

     UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                 Year Ended December 31, 1996



                                 Historical  Historical  Pro Forma
                                    EEX        LSEPO      New EEX
                                 ----------  ----------  ---------
                            (In thousands, except per share amounts)
Revenues
 Natural gas                       $221,239   $          $221,239
 Oil and condensate                  98,902                98,902
 Natural gas liquids                  8,150                 8,150
 Cogeneration operations                       11,400      11,400
 Other                                2,150                 2,150
                                   --------   -------    --------
   Total                            330,441    11,400     341,841
                                   --------   -------    --------
Costs and Expenses
 Production and operating            74,020                74,020
 Exploration                         12,453                12,453
 Depreciation and amortization      150,435       19      150,454
 Cogeneration operations                       9,500        9,500
 General, administrative and other   34,995                34,995
 Taxes, other than income            21,715      405       22,120
                                   --------   -------    --------
   Total                            293,618    9,924      303,542
                                   --------   -------    --------

Operating Income                     36,823    1,476       38,299
Other Income (Expense) - Net          2,092      200        2,292
Interest Income                          66                    66
Interest and Other Financing Costs  (22,667)    (200)     (22,867)
                                   --------   -------    --------

Income Before Income Taxes           16,314    1,476       17,790
Income Taxes                          5,540      543        6,083
                                   --------   -------    --------

Net Income                         $ 10,774  $   933     $ 11,707
                                   ========   =======    ========

Net Income Per Share               $   0.09  $  1.35     $   0.09
                                   ========   =======    ========

Pro Forma Weighted Average
     Shares Outstanding (b)         125,917      692      126,609
                                   ========   =======    ========



See accompanying Notes.



                            NEW EEX

     UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                 Year Ended December 31, 1995



                                 Historical  Historical  Pro Forma
                                    EEX        LSEPO      New EEX
                                 ----------  ----------  ---------
                               (In thousands, except per share amounts)
Revenues
 Natural gas                       $157,308   $       $   157,308
 Oil and condensate                  56,525                56,525
 Natural gas liquids                  4,859                 4,859
 Cogeneration operations                       16,507      16,507
 Other                                2,159                 2,159
                                   --------   -------    --------
   Total                            220,851    16,507     237,358
                                   --------   -------    --------
Costs and Expenses
 Production and operating            49,792                49,792
 Exploration                         11,848                11,848
 Depreciation and amortization      116,614       14      116,628
 Cogeneration operations                      13,877       13,877
 General, administrative and other   29,937                29,937
 Taxes, other than income            18,813      367       19,180
                                   --------   -------    --------
   Total                            227,004   14,258      241,262
                                   --------   -------    --------

Operating Income (Loss)             (6,153)    2,249       (3,904)
Other Income (Expense) - Net            64        97          161
Interest Income                       1,027                 1,027
Interest and Other Financing Costs (14,617)     (105)     (14,722)
                                   --------   -------    --------

Income (Loss) Before Income Taxes  (19,679)    2,241      (17,438)
Income Taxes (Benefit)              (7,177)      871       (6,306)
                                   --------   -------    --------

Net Income (Loss)                  $(12,502) $ 1,370     $(11,132)
                                   ========   =======    ========

Net Income (Loss) Per Share       $  (0.11)  $  1.98     $  (0.10)
                                   ========   =======    ========

Pro Forma Weighted Average
     Shares Outstanding (b)        111,137       692      111,829
                                   ========   =======    ========



See accompanying Notes.



                            NEW EEX

     UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

                 Year Ended December 31, 1994



                                 Historical  Historical  Pro Forma
                                    EEX        LSEPO      New EEX
                                 ----------  ----------  ---------
                             (In thousands, except per share amounts)
Revenues
 Natural gas                       $144,550   $          $144,550
 Oil and condensate                  30,880                30,880
 Natural gas liquids                  2,377                 2,377
 Cogeneration operations                       12,726      12,726
 Other                                1,333                 1,333
                                   --------   -------    --------
   Total                            179,140    12,726     191,866
                                   --------   -------    --------
Costs and Expenses
 Production and operating            31,667                31,667
 Exploration                          9,136                 9,136
 Depreciation and amortization       80,819        12      80,831
 Sale of inactive pipeline           (7,551)               (7,551)
 Cogeneration operations                       10,959      10,959
 General, administrative and other  19,807                 19,807
 Taxes, other than income            13,233       352      13,585
                                   --------   -------    --------
   Total                            147,111    11,323     158,434
                                   --------   -------    --------

Operating Income                     32,029     1,403      33,432
Other Income (Expense) - Net           (314)                 (314)
Interest Income                         671                   671
Interest and Other Financing Costs  (20,919)              (20,919)
                                   --------   -------    --------

Income Before Income Taxes           11,467     1,403      12,870
Income Taxes (Benefit)                 (334)      590         256
                                   --------   -------    --------

Net Income (Loss)                  $ 11,801   $   813    $ 12,614
                                   ========   =======    ========

Pro Forma Information -
     Change in Tax Status (c)
 Income before income taxes        $ 11,467   $ 1,403    $ 12,870
 Income taxes (including income
     taxes on partnership
     operations)                      3,990       590       4,580
                                   --------   -------    --------
   Net Income                      $  7,477   $   813    $  8,290
                                   ========   =======    ========
   Net Income (Loss) Per Share     $   0.07   $  1.17    $   0.08
                                   ========   =======    ========

Pro Forma Weighted Average
     Shares Outstanding (b)         105,821       692     106,513
                                   ========   =======    ========



See accompanying Notes.

                                  -8-

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                            NEW EEX

       NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


(a) Immediately prior to the Effective Time of the Merger, ENSERCH was required to make a capital contribution to Lone Star Energy Plant Operations, Inc. ("LSEPO"), or LSEPO was required to make a distribution to ENSERCH, in an amount sufficient to cause LSEPO's working capital to be $3.5 million.

(b) In the Merger each outstanding share of EEX Common Stock was converted into one share of New EEX Common Stock and the outstanding shares of LSEPO were converted into a number of shares of New EEX Common Stock determined by dividing $7.0 million by the average of the closing sales prices of EEX Common Stock on the 15 trading days preceding the fifth trading day prior to the effective time of the Merger, August 5, 1997. Thus, 691,631 shares of New EEX Common Stock were issued based on $7 million divided by the calculated average of $10.121.

(c) Except for international and SACROC operations, EEX operated as a partnership for periods prior to 1995, and the income or loss of the partnership was includable in the tax returns of the individual partners. Accordingly, no recognition was given to income taxes on partnership operations. EEX, as a corporation, is a taxable entity. The statements of operations for periods prior to 1995 include a pro forma provision for income taxes on the partnership operations based on the applicable corporate federal statutory rate.

(d) On June 8, 1995, EEX acquired all the capital stock of DALEN Corporation (DALEN) for cash of $340 million and assumed DALEN's bank debt of $115 million. The acquisition was accounted for as a purchase. The assets acquired and the liabilities assumed were recorded at their estimated fair value. Essentially all of the valuation adjustment was assigned to oil and gas properties.

   Following is a summary of pro forma results of operations of New EEX assuming the DALEN acquisition had occurred at the beginning of the periods presented:

                                            Year Ended December 31
                                            ----------------------
                                                   1995      1994
                                                 ------    -------
                                             (In thousands, except
                                               per share amounts)

   Revenues                                     $285,682  $335,262
   Operating Income (Loss)                        (3,497)   54,380
   Net Income (Loss)                             (20,831)   24,493
   Net Income (Loss) After Pro Forma
     Income Taxes on Partnership Operations      (20,831)   20,169
   Net Income (Loss) Per Share                  $  (0.19) $   0.19

                                   -9-

      (c)  Exhibits.

          EXHIBIT  (23)   --  Letter of Deloitte &  Touche  LLP
          dated August 19, 1997 regarding financial statements incorporated by reference.

                           SIGNATURE



      Pursuant  to the requirements of the Securities  Exchange
Act  of 1934, the Registrant has duly caused this report to  be
signed  on  its  behalf  by  the  undersigned  thereunto   duly
authorized.


                                      ENSERCH EXPLORATION, INC.
                                             (Registrant)





Dated  August 19, 1997               By    /s/ R.E. Schmitz
                                  -----------------------------
                                      R. E. Schmitz
                                      Vice President
                                      and Controller